UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22215

International Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: June 30

Date of reporting period: December 31, 2019

Hong T. Le

International Growth and Income Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

International Growth and Income FundSM Semi-annual report for the six months ended December 31, 2019

Pursues growth and
income opportunities
across international
markets

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Capital Group website (capitalgroup.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

International Growth and Income Fund seeks to provide you with long-term growth of capital while providing current income.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For nearly 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2019:

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	19.83%	3.93%	5.16%

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratio was 0.93% for Class A shares as of the prospectus dated September 1, 2019. The expense ratio is restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield for Class A shares as of January 31, 2020, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 2.34%.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Fellow investors:

International stock markets advanced during the first half of International Growth and Income Fund’s fiscal year, overcoming bouts of trade-related volatility and slowing global growth.

For the six months ended December 31, 2019, International Growth and Income Fund produced a 10.16% total return. That result outpaced the 6.96% gain of the MSCI ACWI (All Country World Index) ex USA. The index, which reflects the returns of more than 40 developed- and developing-country stock markets, is unmanaged and, therefore, has no expenses. The fund’s return also exceeded the 7.75% average return of its peers, as measured by the Lipper International Funds Index. The fund has also outpaced both measures over its lifetime, as the table below shows.

International Growth and Income Fund seeks to provide investors with current income and long-term growth of capital. The fund paid dividends totaling 39 cents a share during the period.

Results at a glance

For periods ended December 31, 2019, with all distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	5 years	10 years	Lifetime (since 10/1/08)

International Growth and Income Fund (Class A shares)	10.16%	27.13%	5.16%	5.79%	7.18%
MSCI ACWI (All Country World Index ex USA*	6.96	21.51	5.51	4.97	5.21
Lipper International Funds Index†	7.75	23.41	5.94	5.82	5.78

*	The market index is unmanaged and therefore has no expenses. Investors cannot invest directly in an index.
†	Results for the Lipper index do not reflect sales charges. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.

International Growth and Income Fund	1

Monetary easing and a breakthrough in trade

International equities experienced periodic bouts of volatility through the first half of the fiscal year, amid trade tensions and slowing global growth. Investor sentiment generally fluctuated with the ebb and flow of progress in U.S.-China trade negotiations. In the closing weeks of the period, the two countries announced a phase-one trade agreement, sending stocks higher. What’s more, major central banks around the world slashed interest rates, providing further support to markets, as did some signs of a more stable economic outlook.

European equities rose, bolstered by easing global trade tensions and a Brexit-related election in the U.K. The election gave a commanding majority to Prime Minister Boris Johnson’s Conservative Party, increasing the likelihood of a negotiated withdrawal from the European Union. Reacting to signs of weakening economic growth, the European Central Bank in September cut interest rates further into negative territory and disclosed plans to resume its bond-buying program. The eurozone economy, meanwhile, continued to sputter, with annual GDP growth expected to fall to the lowest level since 2013, according to a forecast by the International Monetary Fund. For the period, U.K. equities rose 7.21%*, outpacing the 6.68% gain of the MSCI EU Index.

Japanese equity prices soared 11.01%, as the U.S. and China moved toward phase one of their trade agreement. The Bank of Japan kept negative short-term interest

*	Unless otherwise noted, country stock returns are based on MSCI indexes, expressed in U.S. dollars, and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes.

Largest equity holdings

(as of December 31, 2019)

Company	Country of domicile	Percent of net assets

Taiwan Semiconductor Manufacturing	Taiwan	3.6%
British American Tobacco	United Kingdom	2.6
AstraZeneca	United Kingdom	2.5
Enel	Italy	2.1
Airbus	France	2.0
AIA Group	Hong Kong	1.8
Wynn Macau	Hong Kong	1.7
ASML	Netherlands	1.7
Royal Dutch Shell	United Kingdom	1.6
Samsung Electronics	South Korea	1.5

2	International Growth and Income Fund

rates in place and suggested it could consider additional monetary easing measures. Third-quarter GDP growth rose an annualized 2.1%, helped by strong household spending in advance of a consumption tax hike that took effect October 1. In emerging markets, Chinese stocks rose 9.29% on optimism over the preliminary trade agreement with the U.S. and a pledge from government officials for more monetary and fiscal stimulus in 2020. Stock markets in Russia, Brazil and Mexico also recorded gains for the six months.

With respect to sectors, all 11 sectors within the MSCI ACWI ex USA Index posted gains for U.S. investors, with information technology and health care companies recording some of the largest gains.

A look inside the portfolio

The fund received some of its strongest contributions from select holdings in the information technology sector. Taiwan Semiconductor Manufacturing (TSMC), the fund’s largest investment, and Dutch semiconductor equipment maker ASML both benefited from a rebound in the semiconductor cycle sparked by early deployment of 5G telecom networks. TSMC beat its third-quarter earnings forecast and issued strong guidance for the fourth quarter. Shares of Samsung Electronics, the fund’s tenth-biggest position, also rose.

Favorable investment selection in consumer staples and financials companies boosted the fund’s returns relative to its primary benchmark. Second-largest holding British American Tobacco’s shares rallied 22.04% as the U.S. Food and Drug Administration opted to delay for at least a year plans to reduce nicotine levels in cigarettes and ban menthol cigarettes. Elsewhere in the sector, Swiss food and beverage maker Nestlé and Chinese spirits producer Kweichow Moutai both recorded gains. Among financials, Swedish private equity company EQT, French bank Société Générale and the London Stock Exchange Group all rallied on Brexit relief. However, shares of Asian life insurer AIA Group declined 2.44% amid political unrest in Hong Kong.

Investments in the consumer discretionary sector were among the fund’s largest detractors in a generally upbeat period for equities. German luxury fashion house Hugo Boss slid 27.06% after the company issued its second profit warning in two months, citing “persistent macroeconomic uncertainties” and the political unrest in Hong Kong. However, Chinese casino operator Wynn Macau, among the fund’s largest holdings, advanced for the period.

Elsewhere among the fund’s top 10 holdings, shares of Royal Dutch Shell slid amid slumping oil prices. However, British drugmaker AstraZeneca, Italian utility Enel and European aircraft maker Airbus all rose amid prospects for a Brexit resolution.

International Growth and Income Fund	3

Where the fund’s assets were invested

Percent of net assets by country of domicile as of December 31, 2019

Europe	International Growth and Income Fund	MSCI ACWI ex USA*

Eurozone†	25.6%	21.0%
United Kingdom	16.0	10.8
Switzerland	4.0	6.1
Russian Federation	3.0	1.1
Denmark	2.2	1.2
Sweden	1.9	1.8
Other Europe	.3	.5
	53.0	42.5
Asia/Pacific
Japan	7.4	16.1
Hong Kong	5.5	2.3
China	5.0	9.4
Taiwan	4.5	3.2
India	2.4	2.4
South Korea	2.3	3.2
Other Asia/Pacific	2.4	6.4
	29.5	43.0
The Americas
United States	4.8	—
Canada	4.5	6.7
Brazil	4.2	2.1
Other Americas	.5	.7
	14.0	9.5
Other
Other countries	.4	5.0

Short-term securities & other assets less liabilities	3.1	—

Total	100.0%	100.0%

*	The MSCI ACWI (All Country World Index) ex USA is weighted by market capitalization.
†	Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain.

4	International Growth and Income Fund

Looking forward

International equities proved to be resilient in an uneven start to the fund’s fiscal year. While dividend-paying stocks — a focus of this fund — did well during the period, they tended to trail more growth-oriented companies. Given this environment, we are gratified that our company-by-company approach to investing produced solid results in absolute terms and relative to the fund’s benchmark. We believe that investing in established companies that pay meaningful dividends can deliver solid returns across market cycles and that the market will come around to appreciate our approach.

Looking ahead, we are cautiously optimistic on the direction of U.S.-China trade relations, yet we recognize that the tension is not likely to go away soon. After the close of the period, an outbreak of coronavirus originating in China rattled stock markets. While the spread of this illness represents a serious public health concern, such outbreaks have not historically had an adverse impact on long-term equity returns. While we are monitoring developments closely, we remain confident in our investments in Chinese and Hong Kong companies.

The decisive victory of U.K. Prime Minister Boris Johnson’s Conservative Party will likely enable the U.K. to move forward with plans to leave the European Union, providing clarity and a potential tailwind to the U.K. economy.

With central banks around the world maintaining accommodative monetary policy, we remain constructive on the global economy and expect continued, albeit muted, growth in 2020. While stock prices appear elevated across many areas of international markets, many companies appear attractively valued relative to U.S. counterparts. We continue to find what we believe are superior, well-managed companies with compelling valuations.

We thank you for your commitment to International Growth and Income Fund and look forward to reporting back to you at the end of the fiscal year.

Cordially,

Andrew B. Suzman

Co-President

Steven T. Watson

Co-President

February 12, 2020

For current information about the fund, visit capitalgroup.com.

International Growth and Income Fund	5

Summary investment portfolio December 31, 2019	unaudited

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
Eurozone*	25.57%
United Kingdom	15.95
Japan	7.36
Hong Kong	5.49
China	5.06
United States	4.80
Canada	4.48
Taiwan	4.48
Brazil	4.24
Switzerland	4.00
Other countries	15.48
Short-term securities & other assets less liabilities	3.09

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain.

Common stocks 93.81%	Shares	Value (000)
Financials 18.26%
AIA Group Ltd.[1]	28,652,200	$301,469
AXA SA1	6,361,938	179,486
HDFC Bank Ltd.[1]	7,391,985	131,740
HDFC Bank Ltd. (ADR)	676,995	42,901
Ping An Insurance (Group) Co. of China, Ltd., Class H1	12,096,500	143,298
Sberbank of Russia PJSC (ADR)[1]	8,384,812	137,964
Euronext NV1	1,352,998	110,406
B3 SA - Brasil, Bolsa, Balcao	10,251,000	109,500
Other securities		1,933,717
		3,090,481

Information technology 10.41%
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	55,210,506	611,427
ASML Holding NV1	966,781	287,917
Broadcom Inc.	564,950	178,536
Tokyo Electron Ltd.[1]	699,500	153,717

6	International Growth and Income Fund

	Shares	Value (000)
Vanguard International Semiconductor Corp.[1]	44,882,250	$118,782
Other securities		412,647
		1,763,026

Industrials 10.30%
Airbus SE, non-registered shares[1]	2,359,465	346,175
Meggitt PLC[1]	15,256,898	132,948
BAE Systems PLC[1]	17,145,391	128,463
International Consolidated Airlines Group, SA (CDI)[1]	14,194,217	117,872
Rheinmetall AG1	925,189	106,393
SMC Corp.[1]	231,400	105,775
Safran SA1	652,624	101,166
Other securities		704,165
		1,742,957

Consumer staples 10.21%
British American Tobacco PLC[1]	10,206,684	434,858
Nestlé SA1	2,154,417	233,402
Philip Morris International Inc.	2,251,607	191,589
Associated British Foods PLC[1]	4,723,677	163,642
Anheuser-Busch InBev SA/NV1	1,263,743	103,629
Carlsberg A/S, Class B1	671,105	100,113
Other securities		501,469
		1,728,702

Consumer discretionary 9.36%
Wynn Macau, Ltd.[1]	118,345,200	292,743
Other securities		1,291,396
		1,584,139

Energy 8.34%
Royal Dutch Shell PLC, Class B1	8,280,077	246,726
Royal Dutch Shell PLC, Class B (ADR)	227,859	13,665
Royal Dutch Shell PLC, Class A (GBP denominated)[1]	111,421	3,312
TOTAL SA1	2,837,583	156,811
Gazprom PJSC (ADR)[1]	17,913,915	147,521
Enbridge Inc. (CAD denominated)	3,615,217	143,740
LUKOIL Oil Co. PJSC (ADR)[1]	1,304,193	129,562
Schlumberger Ltd.	3,105,179	124,828
INPEX Corp.[1]	11,193,300	116,762
Other securities		329,490
		1,412,417

Health care 8.06%
AstraZeneca PLC[1]	4,192,406	419,444
Koninklijke Philips NV (EUR denominated)[1]	2,624,286	128,299
Sanofi[1]	1,223,443	122,879
Novartis AG1	1,218,346	115,429
Other securities		577,495
		1,363,546

International Growth and Income Fund	7

Common stocks (continued)	Shares	Value (000)
Materials 5.64%
Air Liquide SA1	784,043	$111,433
Air Liquide SA, bonus shares[1]	60,830	8,646
Koninklijke DSM NV1	844,477	110,235
Vale SA, ordinary nominative	7,344,600	97,315
Other securities		627,863
		955,492

Utilities 5.21%
Enel SpA[1]	44,401,525	353,232
Ørsted AS1	1,233,237	127,770
Brookfield Infrastructure Partners LP	2,554,419	127,588
Other securities		273,197
		881,787

Communication services 4.84%
Vodafone Group PLC[1]	79,627,627	154,587
Koninklijke KPN NV1	52,167,042	154,136
Nintendo Co., Ltd.[1]	284,100	114,676
Other securities		395,143
		818,542

Real estate 3.18%
Longfor Group Holdings Ltd.[1]	30,442,000	142,972
CK Asset Holdings Ltd.[1]	17,128,244	124,134
Other securities		270,485
		537,591

Total common stocks (cost: $12,526,810,000)		15,878,680

Preferred securities 3.10%
Information technology 1.45%
Samsung Electronics Co., Ltd., nonvoting preferred shares[1]	6,312,295	246,270

Other 1.65%
Other securities		279,335

Total preferred securities (cost: $469,459,000)		525,605

Short-term securities 2.86%
Money market investments 2.86%
Capital Group Central Cash Fund 1.73%[2]	4,834,009	483,401

Total short-term securities (cost: $483,179,000)		483,401
Total investment securities 99.77% (cost: $13,479,448,000)		16,887,686
Other assets less liabilities 0.23%		39,616

Net assets 100.00%		$16,927,302

8	International Growth and Income Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $13,797,061,000, which represented 81.51% of the net assets of the fund. This amount includes $13,676,982,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Rate represents the seven-day yield at 12/31/2019.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

EUR = Euros

GBP = British pounds

See notes to financial statements.

International Growth and Income Fund	9

Financial statements

Statement of assets and liabilities at December 31, 2019	Unaudited (dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $13,479,448)		$16,887,686
Cash		666
Cash denominated in currencies other than U.S. dollars (cost: $11,117)		11,201
Receivables for:
Sales of investments	$1,466
Sales of fund’s shares	18,390
Dividends and interest	60,737
Other	1,833	82,426
		16,981,979
Liabilities:
Payables for:
Purchases of investments	827
Repurchases of fund’s shares	34,709
Investment advisory services	6,650
Services provided by related parties	2,103
Trustees’ deferred compensation	2,665
Non-U.S. taxes	7,332
Other	391	54,677
Net assets at December 31, 2019		$16,927,302

Net assets consist of:
Capital paid in on shares of beneficial interest		$14,287,438
Total distributable earnings		2,639,864
Net assets at December 31, 2019		$16,927,302

See notes to financial statements.

10	International Growth and Income Fund

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (467,681 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$5,046,902	139,429		$36.20
Class C	197,036	5,457		36.11
Class T	12	—	*	36.19
Class F-1	221,950	6,124		36.24
Class F-2	3,142,706	86,790		36.21
Class F-3	2,898,263	80,102		36.18
Class 529-A	159,214	4,405		36.15
Class 529-C	24,862	691		35.97
Class 529-E	5,329	148		36.15
Class 529-T	13	—	*	36.19
Class 529-F-1	24,394	674		36.20
Class R-1	3,143	87		36.12
Class R-2	56,552	1,571		36.00
Class R-2E	5,524	153		36.03
Class R-3	69,483	1,924		36.12
Class R-4	71,366	1,973		36.17
Class R-5E	12,709	352		36.16
Class R-5	25,920	712		36.39
Class R-6	4,961,924	137,089		36.19

*	Amount less than one thousand.

See notes to financial statements.

International Growth and Income Fund	11

Statement of operations for the six months ended December 31, 2019	unaudited (dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $13,788)	$212,791
Interest	63	$212,854
Fees and expenses*:
Investment advisory services	37,465
Distribution services	7,897
Transfer agent services	5,377
Administrative services	2,359
Reports to shareholders	73
Registration statement and prospectus	342
Trustees’ compensation	471
Auditing and legal	150
Custodian	1,890
Other	79	56,103
Net investment income		156,751

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $154)	145,950
Currency transactions	(271)	145,679
Net unrealized appreciation on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $4,504)	1,274,709
Currency translations	352	1,275,061
Net realized gain and unrealized appreciation		1,420,740

Net increase in net assets resulting from operations		$1,577,491

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

See notes to financial statements.

12	International Growth and Income Fund

Statements of changes in net assets
	(dollars in thousands)

	Six months ended December 31, 2019*	Year ended June 30, 2019
Operations:
Net investment income	$156,751	$372,555
Net realized gain (loss)	145,679	(56,078)
Net unrealized appreciation	1,275,061	87,851
Net increase in net assets resulting from operations	1,577,491	404,328

Distributions paid to shareholders	(195,366)	(372,258)

Net capital share transactions	196,650	1,067,604

Total increase in net assets	1,578,775	1,099,674

Net assets:
Beginning of period	15,348,527	14,248,853
End of period	$16,927,302	$15,348,527

*	Unaudited.

See notes to financial statements.

International Growth and Income Fund	13

Notes to financial statements	unaudited

1. Organization

International Growth and Income Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital while providing current income.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting

14	International Growth and Income Fund

principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

International Growth and Income Fund	15

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

16	International Growth and Income Fund

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

International Growth and Income Fund	17

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2019 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$520,543	$2,569,938	$—	$3,090,481
Information technology	248,725	1,514,301	—	1,763,026
Industrials	158,807	1,584,150	—	1,742,957
Consumer staples	268,950	1,459,752	—	1,728,702
Consumer discretionary	111,678	1,472,461	—	1,584,139
Energy	435,877	976,540	—	1,412,417
Health care	105,536	1,258,010	—	1,363,546
Materials	302,296	653,196	—	955,492
Utilities	127,588	754,199	—	881,787
Communication services	97,380	721,162	—	818,542
Real estate	51,912	485,679	—	537,591
Preferred securities	177,932	347,673	—	525,605
Short-term securities	483,401	—	—	483,401
Total	$3,090,625	$13,797,061	$—	$16,887,686

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

18	International Growth and Income Fund

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

International Growth and Income Fund	19

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2019, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

20	International Growth and Income Fund

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of June 30, 2019, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed ordinary income	$17,205
Capital loss carryforward*	(811,171)

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in the current year or in subsequent years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

As of December 31, 2019, the tax basis unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Gross unrealized appreciation on investments	$3,726,670
Gross unrealized depreciation on investments	(390,655)
Net unrealized appreciation on investments	3,336,015
Cost of investments	13,551,671

International Growth and Income Fund	21

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Six months ended December 31,		Year ended June 30,
Share class	2019		2019
Class A	$53,789		$110,623
Class C	1,440		3,407
Class T	—	*	—	*
Class F-1	2,333		4,852
Class F-2	36,978		71,597
Class F-3	35,722		68,104
Class 529-A	1,663		3,338
Class 529-C	177		415
Class 529-E	52		108
Class 529-T	—	*	—	*
Class 529-F-1	275		508
Class R-1	22		51
Class R-2	412		868
Class R-2E	48		76
Class R-3	634		1,328
Class R-4	768		1,591
Class R-5E	118		110
Class R-5	313		688
Class R-6	60,622		104,594
Total	$195,366		$372,258

*	Amount less than one thousand.

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.440% on such assets in excess of $17 billion. For the six months ended December 31, 2019, the investment advisory services fee was $37,465,000, which was equivalent to an annualized rate of 0.475% of average daily net assets.

22	International Growth and Income Fund

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of December 31, 2019, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also

International Growth and Income Fund	23

include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2020, the quarterly fee will be amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

24	International Growth and Income Fund

For the six months ended December 31, 2019, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$5,883	$2,898		$713		Not applicable
Class C	975	121		29		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	259	138		31		Not applicable
Class F-2	Not applicable	1,775		439		Not applicable
Class F-3	Not applicable	116		404		Not applicable
Class 529-A	170	83		22		$48
Class 529-C	119	14		4		8
Class 529-E	13	1		1		2
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	12		3		7
Class R-1	14	2		1		Not applicable
Class R-2	202	99		8		Not applicable
Class R-2E	15	5		1		Not applicable
Class R-3	163	54		10		Not applicable
Class R-4	84	37		10		Not applicable
Class R-5E	Not applicable	6		1		Not applicable
Class R-5	Not applicable	7		4		Not applicable
Class R-6	Not applicable	9		678		Not applicable
Total class-specific expenses	$7,897	$5,377		$2,359		$65

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $471,000 in the fund’s statement of operations reflects $229,000 in current fees (either paid in cash or deferred) and a net increase of $242,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

International Growth and Income Fund	25

Security transactions with related funds — The fund may purchase securities from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the six months ended December 31, 2019.

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Six months ended December 31, 2019

Class A	$183,014	5,416	$52,739		1,523		$(329,195)	(9,784)	$(93,442)	(2,845)
Class C	6,376	189	1,422		41		(31,905)	(954)	(24,107)	(724)
Class T	—	—	—		—		—	—	—	—
Class F-1	23,794	704	2,287		66		(29,615)	(882)	(3,534)	(112)
Class F-2	270,504	8,032	35,882		1,036		(298,893)	(8,887)	7,493	181
Class F-3	292,672	8,766	35,455		1,025		(285,323)	(8,457)	42,804	1,334
Class 529-A	9,101	270	1,662		48		(12,665)	(377)	(1,902)	(59)
Class 529-C	1,337	40	177		5		(4,307)	(129)	(2,793)	(84)
Class 529-E	287	9	52		1		(664)	(19)	(325)	(9)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	2,896	85	275		8		(2,352)	(70)	819	23
Class R-1	379	11	22		1		(690)	(21)	(289)	(9)
Class R-2	5,631	168	412		12		(7,951)	(237)	(1,908)	(57)
Class R-2E	1,127	34	48		1		(596)	(18)	579	17
Class R-3	8,829	262	631		19		(11,471)	(345)	(2,011)	(64)
Class R-4	8,037	238	767		22		(10,310)	(305)	(1,506)	(45)
Class R-5E	7,359	220	117		4		(1,011)	(30)	6,465	194
Class R-5	1,619	47	313		9		(1,641)	(48)	291	8
Class R-6	289,708	8,650	60,606		1,750		(80,298)	(2,333)	270,016	8,067
Total net increase (decrease)	$1,112,670	33,141	$192,867		5,571		$(1,108,887)	(32,896)	$196,650	5,816

26	International Growth and Income Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended June 30, 2019

Class A	$579,986	18,568	$108,562		3,343		$(872,139)	(27,666)	$(183,591)	(5,755)
Class C	21,918	701	3,369		103		(68,599)	(2,173)	(43,312)	(1,369)
Class T	—	—	—		—		—	—	—	—
Class F-1	56,701	1,780	4,775		147		(103,493)	(3,217)	(42,017)	(1,290)
Class F-2	863,819	27,527	69,585		2,147		(778,266)	(24,684)	155,138	4,990
Class F-3	756,735	23,405	66,261		2,048		(507,969)	(16,023)	315,027	9,430
Class 529-A	18,884	594	3,337		103		(26,550)	(834)	(4,329)	(137)
Class 529-C	3,742	118	414		13		(7,619)	(241)	(3,463)	(110)
Class 529-E	931	30	108		3		(1,143)	(36)	(104)	(3)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	6,759	217	508		16		(4,315)	(137)	2,952	96
Class R-1	502	16	51		1		(960)	(30)	(407)	(13)
Class R-2	13,005	411	868		27		(16,634)	(526)	(2,761)	(88)
Class R-2E	2,032	67	76		2		(906)	(29)	1,202	40
Class R-3	15,480	486	1,324		41		(20,472)	(642)	(3,668)	(115)
Class R-4	13,484	424	1,589		49		(30,833)	(981)	(15,760)	(508)
Class R-5E	5,237	161	110		3		(920)	(29)	4,427	135
Class R-5	3,579	111	687		21		(14,206)	(444)	(9,940)	(312)
Class R-6	923,714	29,046	104,547		3,230		(130,051)	(4,016)	898,210	28,260
Total net increase (decrease)	$3,286,508	103,662	$366,171		11,297		$(2,585,075)	(81,708)	$1,067,604	33,251

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $3,310,824,000 and $2,698,985,000, respectively, during the six months ended December 31, 2019.

International Growth and Income Fund	27

Financial highlights

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class A:
12/31/2019[4,5]	$33.23	$.30	$3.06	$3.36
6/30/2019	33.25	.77	(.02)	.75
6/30/2018	32.03	.77	1.23	2.00
6/30/2017	27.81	.63	4.27	4.90
6/30/2016	31.99	.73	(4.11)	(3.38)
6/30/2015	36.56	.79	(3.53)	(2.74)
Class C:
12/31/2019[4,5]	33.16	.18	3.03	3.21
6/30/2019	33.16	.50	.02	.52
6/30/2018	31.95	.49	1.23	1.72
6/30/2017	27.74	.38	4.27	4.65
6/30/2016	31.91	.48	(4.08)	(3.60)
6/30/2015	36.47	.53	(3.52)	(2.99)
Class T:
12/31/2019[4,5]	33.23	.35	3.04	3.39
6/30/2019	33.24	.85	(.01)	.84
6/30/2018	32.03	.84	1.22	2.06
6/30/2017[4,10]	30.40	.29	1.65	1.94
Class F-1:
12/31/2019[4,5]	33.27	.30	3.05	3.35
6/30/2019	33.29	.76	(.02)	.74
6/30/2018	32.06	.74	1.25	1.99
6/30/2017	27.80	.57	4.32	4.89
6/30/2016	31.98	.61	(4.00)	(3.39)
6/30/2015	36.55	.80	(3.56)	(2.76)
Class F-2:
12/31/2019[4,5]	33.25	.35	3.04	3.39
6/30/2019	33.26	.85	(.01)	.84
6/30/2018	32.05	.85	1.22	2.07
6/30/2017	27.82	.65	4.32	4.97
6/30/2016	32.00	.87	(4.19)	(3.32)
6/30/2015	36.57	.91	(3.58)	(2.67)
Class F-3:
12/31/2019[4,5]	33.22	.36	3.05	3.41
6/30/2019	33.23	.88	(.01)	.87
6/30/2018	32.02	.89	1.21	2.10
6/30/2017[4,11]	29.42	.64	2.41	3.05

28	International Growth and Income Fund

Dividends and distributions
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]		Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net income to average net assets

$(.39)	$—	$(.39)	$36.20	10.16%[6]		$5,047		.91%[7]		1.79%[7]
(.77)	—	(.77)	33.23	2.34		4,728		.91		2.41
(.78)	—	(.78)	33.25	6.18		4,922		.90		2.23
(.68)	—	(.68)	32.03	17.80		4,700		.92		2.11
(.80)	—	(.80)	27.81	(10.62)		4,432		.91		2.52
(.86)	(.97)	(1.83)	31.99	(7.48)		5,050		.91		2.36

(.26)	—	(.26)	36.11	9.70	[6]	197		1.66	[7]	1.05	[7]
(.52)	—	(.52)	33.16	1.59		205		1.69		1.58
(.51)	—	(.51)	33.16	5.35		250		1.69		1.43
(.44)	—	(.44)	31.95	16.83		255		1.72		1.28
(.57)	—	(.57)	27.74	(11.35)		263		1.72		1.68
(.60)	(.97)	(1.57)	31.91	(8.19)		323		1.69		1.58

(.43)	—	(.43)	36.19	10.26	[6,8]	—	[9]	.66	[7,8]	2.04	[7,8]
(.85)	—	(.85)	33.23	2.61	[8]	—	[9]	.67	[8]	2.66	[8]
(.85)	—	(.85)	33.24	6.40	[8]	—	[9]	.69	[8]	2.44	[8]
(.31)	—	(.31)	32.03	6.37	[6,8]	—	[9]	.16	[6,8]	.93	[6,8]

(.38)	—	(.38)	36.24	10.14	[6]	222		.92	[7]	1.78	[7]
(.76)	—	(.76)	33.27	2.29		207		.95		2.36
(.76)	—	(.76)	33.29	6.16		250		.94		2.15
(.63)	—	(.63)	32.06	17.73		362		.97		1.93
(.79)	—	(.79)	27.80	(10.68)		768		.96		2.11
(.84)	(.97)	(1.81)	31.98	(7.52)		1,662		.95		2.38

(.43)	—	(.43)	36.21	10.25	[6]	3,143		.66	[7]	2.04	[7]
(.85)	—	(.85)	33.25	2.61		2,879		.68		2.67
(.86)	—	(.86)	33.26	6.41		2,715		.68		2.46
(.74)	—	(.74)	32.05	18.04		2,444		.70		2.22
(.86)	—	(.86)	27.82	(10.43)		3,024		.70		3.02
(.93)	(.97)	(1.90)	32.00	(7.27)		2,161		.69		2.71

(.45)	—	(.45)	36.18	10.32	[6]	2,898		.55	[7]	2.15	[7]
(.88)	—	(.88)	33.22	2.71		2,617		.58		2.77
(.89)	—	(.89)	33.23	6.53		2,304		.58		2.59
(.45)	—	(.45)	32.02	10.40	[6]	1,825		.25	[6]	1.99	[6]

See end of table for footnotes.

International Growth and Income Fund	29

Financial highlights (continued)

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class 529-A:
12/31/2019[4,5]	$33.19	$.30	$3.04	$3.34
6/30/2019	33.20	.75	(.01)	.74
6/30/2018	31.99	.76	1.21	1.97
6/30/2017	27.78	.61	4.26	4.87
6/30/2016	31.96	.70	(4.10)	(3.40)
6/30/2015	36.52	.77	(3.52)	(2.75)
Class 529-C:
12/31/2019[4,5]	33.03	.17	3.02	3.19
6/30/2019	33.05	.49	— [12]	.49
6/30/2018	31.83	.46	1.24	1.70
6/30/2017	27.64	.38	4.24	4.62
6/30/2016	31.81	.47	(4.09)	(3.62)
6/30/2015	36.36	.50	(3.51)	(3.01)
Class 529-E:
12/31/2019[4,5]	33.19	.26	3.05	3.31
6/30/2019	33.21	.69	(.02)	.67
6/30/2018	31.99	.68	1.23	1.91
6/30/2017	27.78	.56	4.25	4.81
6/30/2016	31.96	.62	(4.09)	(3.47)
6/30/2015	36.52	.70	(3.53)	(2.83)
Class 529-T:
12/31/2019[4,5]	33.23	.34	3.04	3.38
6/30/2019	33.24	.83	(.01)	.82
6/30/2018	32.03	.83	1.22	2.05
6/30/2017[4,10]	30.40	.29	1.64	1.93
Class 529-F-1:
12/31/2019[4,5]	33.24	.34	3.04	3.38
6/30/2019	33.25	.84	(.02)	.82
6/30/2018	32.04	.84	1.21	2.05
6/30/2017	27.81	.69	4.26	4.95
6/30/2016	32.00	.79	(4.14)	(3.35)
6/30/2015	36.57	.83	(3.52)	(2.69)
Class R-1:
12/31/2019[4,5]	33.16	.18	3.04	3.22
6/30/2019	33.16	.52	.01	.53
6/30/2018	31.95	.49	1.24	1.73
6/30/2017	27.74	.32	4.34	4.66
6/30/2016	31.91	.52	(4.09)	(3.57)
6/30/2015	36.49	.60	(3.55)	(2.95)

30	International Growth and Income Fund

Dividends and distributions
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net income to average net assets

$(.38)	$—	$(.38)	$36.15	10.12%[6]	$159		.95%[7]		1.76%[7]
(.75)	—	(.75)	33.19	2.30	148		.97		2.36
(.76)	—	(.76)	33.20	6.10	153		.95		2.20
(.66)	—	(.66)	31.99	17.71	136		.99		2.07
(.78)	—	(.78)	27.78	(10.71)	118		1.00		2.45
(.84)	(.97)	(1.81)	31.96	(7.52)	130		.97		2.29

(.25)	—	(.25)	35.97	9.69 [6]	25		1.69	[7]	1.01	[7]
(.51)	—	(.51)	33.03	1.51	26		1.73		1.55
(.48)	—	(.48)	33.05	5.33	29		1.74		1.35
(.43)	—	(.43)	31.83	16.79	32		1.77		1.28
(.55)	—	(.55)	27.64	(11.44)	29		1.79		1.64
(.57)	(.97)	(1.54)	31.81	(8.26)	33		1.77		1.50

(.35)	—	(.35)	36.15	10.02 [6]	5		1.14	[7]	1.56	[7]
(.69)	—	(.69)	33.19	2.07	5		1.17		2.17
(.69)	—	(.69)	33.21	5.93	5		1.17		1.98
(.60)	—	(.60)	31.99	17.45	5		1.19		1.88
(.71)	—	(.71)	27.78	(10.92)	4		1.22		2.17
(.76)	(.97)	(1.73)	31.96	(7.74)	5		1.21		2.07

(.42)	—	(.42)	36.19	10.23 [6,8]	—	[9]	.71	[7,8]	1.98	[7,8]
(.83)	—	(.83)	33.23	2.54 [8]	—	[9]	.74	[8]	2.59	[8]
(.84)	—	(.84)	33.24	6.36 [8]	—	[9]	.73	[8]	2.40	[8]
(.30)	—	(.30)	32.03	6.36 [6,8]	—	[9]	.17	[6,8]	.92	[6,8]

(.42)	—	(.42)	36.20	10.23 [6]	24		.72	[7]	1.99	[7]
(.83)	—	(.83)	33.24	2.54	22		.74		2.62
(.84)	—	(.84)	33.25	6.36	18		.74		2.43
(.72)	—	(.72)	32.04	17.98	15		.77		2.32
(.84)	—	(.84)	27.81	(10.55)	11		.79		2.73
(.91)	(.97)	(1.88)	32.00	(7.34)	11		.77		2.47

(.26)	—	(.26)	36.12	9.74 [6,8]	3		1.63	[7,8]	1.09	[7,8]
(.53)	—	(.53)	33.16	1.62 [8]	3		1.65	[8]	1.62	[8]
(.52)	—	(.52)	33.16	5.38 [8]	4		1.65	[8]	1.42	[8]
(.45)	—	(.45)	31.95	16.90	5		1.66		1.09
(.60)	—	(.60)	27.74	(11.25)[8]	10		1.59	[8]	1.80	[8]
(.66)	(.97)	(1.63)	31.91	(8.05)[8]	13		1.57	[8]	1.81	[8]

See end of table for footnotes.

International Growth and Income Fund	31

Financial highlights (continued)

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class R-2:
12/31/2019[4,5]	$33.06	$.18	$3.02	$3.20
6/30/2019	33.07	.52	— [12]	.52
6/30/2018	31.87	.50	1.22	1.72
6/30/2017	27.68	.40	4.25	4.65
6/30/2016	31.85	.48	(4.10)	(3.62)
6/30/2015	36.40	.51	(3.51)	(3.00)
Class R-2E:
12/31/2019[4,5]	33.09	.23	3.02	3.25
6/30/2019	33.12	.67	(.07)	.60
6/30/2018	31.92	.61	1.22	1.83
6/30/2017	27.74	.59	4.16	4.75
6/30/2016	31.96	.87	(4.35)	(3.48)
6/30/2015[4,13]	35.91	.69	(2.75)	(2.06)
Class R-3:
12/31/2019[4,5]	33.17	.25	3.03	3.28
6/30/2019	33.18	.67	(.01)	.66
6/30/2018	31.97	.65	1.23	1.88
6/30/2017	27.76	.53	4.27	4.80
6/30/2016	31.94	.64	(4.12)	(3.48)
6/30/2015	36.50	.71	(3.55)	(2.84)
Class R-4:
12/31/2019[4,5]	33.21	.31	3.04	3.35
6/30/2019	33.22	.75	— [12]	.75
6/30/2018	32.01	.75	1.23	1.98
6/30/2017	27.79	.63	4.27	4.90
6/30/2016	31.98	.73	(4.12)	(3.39)
6/30/2015	36.54	.83	(3.56)	(2.73)
Class R-5E:
12/31/2019[4,5]	33.20	.34	3.05	3.39
6/30/2019	33.22	.93	(.11)	.82
6/30/2018	32.01	1.02	1.03	2.05
6/30/2017	27.79	.97	3.98	4.95
6/30/2016[4,14]	29.43	.54	(1.61)	(1.07)
Class R-5:
12/31/2019[4,5]	33.41	.36	3.06	3.42
6/30/2019	33.42	.84	.01	.85
6/30/2018	32.20	.88	1.22	2.10
6/30/2017	27.95	.73	4.29	5.02
6/30/2016	32.15	.82	(4.14)	(3.32)
6/30/2015	36.72	.92	(3.57)	(2.65)

32	International Growth and Income Fund

Dividends and distributions
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net income to average net assets

$(.26)	$—	$(.26)	$36.00	9.71%[6]	$57		1.66%[7]		1.04%[7]
(.53)	—	(.53)	33.06	1.60	54		1.67		1.64
(.52)	—	(.52)	33.07	5.38	57		1.66		1.46
(.46)	—	(.46)	31.87	16.89	54		1.68		1.37
(.55)	—	(.55)	27.68	(11.42)	47		1.79		1.66
(.58)	(.97)	(1.55)	31.85	(8.23)	52		1.74		1.51

(.31)	—	(.31)	36.03	9.88 [6]	6		1.36	[7]	1.35	[7]
(.63)	—	(.63)	33.09	1.85	5		1.39		2.09
(.63)	—	(.63)	33.12	5.69	3		1.38		1.79
(.57)	—	(.57)	31.92	17.24	2		1.40		1.98
(.74)	—	(.74)	27.74	(10.97)	—	[9]	1.38		3.19
(.92)	(.97)	(1.89)	31.96	(5.73)[6,8]	—	[9]	.77	[7,8]	2.48	[7,8]

(.33)	—	(.33)	36.12	9.95 [6]	69		1.21	[7]	1.50	[7]
(.67)	—	(.67)	33.17	2.04	66		1.23		2.09
(.67)	—	(.67)	33.18	5.85	70		1.22		1.89
(.59)	—	(.59)	31.97	17.40	66		1.25		1.80
(.70)	—	(.70)	27.76	(10.95)	60		1.25		2.22
(.75)	(.97)	(1.72)	31.94	(7.77)	60		1.25		2.13

(.39)	—	(.39)	36.17	10.14 [6]	71		.90	[7]	1.80	[7]
(.76)	—	(.76)	33.21	2.33	67		.92		2.33
(.77)	—	(.77)	33.22	6.16	84		.92		2.18
(.68)	—	(.68)	32.01	17.77	87		.94		2.13
(.80)	—	(.80)	27.79	(10.67)	74		.93		2.54
(.86)	(.97)	(1.83)	31.98	(7.46)	72		.93		2.48

(.43)	—	(.43)	36.16	10.26 [6]	13		.69	[7]	2.00	[7]
(.84)	—	(.84)	33.20	2.56	5		.71		2.92
(.84)	—	(.84)	33.22	6.36	1		.71		2.96
(.73)	—	(.73)	32.01	17.97	—	[9]	.71		3.19
(.57)	—	(.57)	27.79	(3.68)[6]	—	[9]	.78	[7]	3.16	[7]

(.44)	—	(.44)	36.39	10.30 [6]	26		.60	[7]	2.10	[7]
(.86)	—	(.86)	33.41	2.64	24		.62		2.60
(.88)	—	(.88)	33.42	6.48	34		.62		2.52
(.77)	—	(.77)	32.20	18.13	33		.63		2.46
(.88)	—	(.88)	27.95	(10.39)	26		.63		2.85
(.95)	(.97)	(1.92)	32.15	(7.19)	26		.63		2.72

See end of table for footnotes.

International Growth and Income Fund	33

Financial highlights (continued)

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class R-6:
12/31/2019[4,5]	$33.23	$.37	$3.04	$3.41
6/30/2019	33.24	.91	(.04)	.87
6/30/2018	32.03	.90	1.21	2.11
6/30/2017	27.81	.76	4.24	5.00
6/30/2016	31.99	.85	(4.13)	(3.28)
6/30/2015	36.56	.93	(3.56)	(2.63)

	Six months ended December 31,	Year ended June 30,
	2019[4,5,6]	2019	2018	2017	2016	2015
Portfolio turnover rate for all share classes[15]	18%	35%	27%	37%	37%	25%

See notes to financial statements.

34	International Growth and Income Fund

Dividends and distributions
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income to average net assets

$(.45)	$—	$(.45)	$36.19	10.33%[6]	$4,962	.54%[7]	2.16%[7]
(.88)	—	(.88)	33.23	2.71	4,288	.57	2.84
(.90)	—	(.90)	33.24	6.54	3,350	.57	2.62
(.78)	—	(.78)	32.03	18.17	2,519	.58	2.56
(.90)	—	(.90)	27.81	(10.33)	1,657	.58	2.98
(.97)	(.97)	(1.94)	31.99	(7.18)	1,305	.58	2.79

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[4]	Based on operations for a period that is less than a full year.
[5]	Unaudited.
[6]	Not annualized.
[7]	Annualized.
[8]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[9]	Amount less than $1 million.
[10]	Class T and 529-T shares began investment operations on April 7, 2017.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Amount less than $.01.
[13]	Class R-2E shares began investment operations on August 29, 2014.
[14]	Class R-5E shares began investment operations on November 20, 2015.
[15]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

International Growth and Income Fund	35

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2019, through December 31, 2019).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

36	International Growth and Income Fund

	Beginning account value 7/1/2019	Ending account value 12/31/2019	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,101.57	$4.82	.91%
Class A – assumed 5% return	1,000.00	1,020.62	4.63	.91
Class C – actual return	1,000.00	1,097.02	8.77	1.66
Class C – assumed 5% return	1,000.00	1,016.84	8.44	1.66
Class T – actual return	1,000.00	1,102.64	3.50	.66
Class T – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class F-1 – actual return	1,000.00	1,101.37	4.87	.92
Class F-1 – assumed 5% return	1,000.00	1,020.57	4.69	.92
Class F-2 – actual return	1,000.00	1,102.52	3.50	.66
Class F-2 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class F-3 – actual return	1,000.00	1,103.24	2.92	.55
Class F-3 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 529-A – actual return	1,000.00	1,101.20	5.03	.95
Class 529-A – assumed 5% return	1,000.00	1,020.42	4.84	.95
Class 529-C – actual return	1,000.00	1,096.94	8.93	1.69
Class 529-C – assumed 5% return	1,000.00	1,016.69	8.59	1.69
Class 529-E – actual return	1,000.00	1,100.15	6.03	1.14
Class 529-E – assumed 5% return	1,000.00	1,019.46	5.80	1.14
Class 529-T – actual return	1,000.00	1,102.31	3.76	.71
Class 529-T – assumed 5% return	1,000.00	1,021.63	3.62	.71
Class 529-F-1 – actual return	1,000.00	1,102.25	3.82	.72
Class 529-F-1 – assumed 5% return	1,000.00	1,021.58	3.67	.72
Class R-1 – actual return	1,000.00	1,097.36	8.62	1.63
Class R-1 – assumed 5% return	1,000.00	1,016.99	8.29	1.63
Class R-2 – actual return	1,000.00	1,097.14	8.77	1.66
Class R-2 – assumed 5% return	1,000.00	1,016.84	8.44	1.66
Class R-2E – actual return	1,000.00	1,098.81	7.19	1.36
Class R-2E – assumed 5% return	1,000.00	1,018.35	6.92	1.36
Class R-3 – actual return	1,000.00	1,099.49	6.40	1.21
Class R-3 – assumed 5% return	1,000.00	1,019.11	6.16	1.21
Class R-4 – actual return	1,000.00	1,101.38	4.77	.90
Class R-4 – assumed 5% return	1,000.00	1,020.67	4.58	.90
Class R-5E – actual return	1,000.00	1,102.63	3.66	.69
Class R-5E – assumed 5% return	1,000.00	1,021.73	3.52	.69
Class R-5 – actual return	1,000.00	1,102.98	3.18	.60
Class R-5 – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class R-6 – actual return	1,000.00	1,103.25	2.86	.54
Class R-6 – assumed 5% return	1,000.00	1,022.48	2.75	.54

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

International Growth and Income Fund	37

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through January 31, 2021. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interaction with CRMC as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in

38	International Growth and Income Fund

which the fund is included), and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through June 30, 2019. They generally placed greater emphasis on longer term periods. On the basis of this evaluation and the Board’s ongoing review of investment results, and considering the relative market conditions during certain of the reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results and related benchmarks, which the board also used to assess the results of the fund.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses are competitive with those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as the risks assumed by the adviser, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018, CRMC benefited from research obtained with commissions from portfolio transactions made on behalf of the fund, and since that time has undertaken to bear the cost of obtaining such research. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

International Growth and Income Fund	39

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

40	International Growth and Income Fund

Liquidity Risk Management Program

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period December 1, 2018, through September 30, 2019. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

International Growth and Income Fund	41

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42	International Growth and Income Fund

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International Growth and Income Fund	43

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

44	International Growth and Income Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

A complete December 31, 2019, portfolio of International Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

International Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of International Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2020, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.2 Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Portfolio manager experience as of December 31, 2018.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results, as of December 31, 2018. Fourteen of our 15 American Funds fixed income funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.
Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

International Growth and Income FundSM

Investment portfolio

December 31, 2019

unaudited

Common stocks 93.81% Financials 18.26%	Shares	Value (000)
AIA Group Ltd.1	28,652,200	$301,469
AXA SA1	6,361,938	179,486
HDFC Bank Ltd.1	7,391,985	131,740
HDFC Bank Ltd. (ADR)	676,995	42,901
Ping An Insurance (Group) Co. of China, Ltd., Class H1	12,096,500	143,298
Sberbank of Russia PJSC (ADR)1	8,384,812	137,964
Euronext NV1	1,352,998	110,406
B3 SA - Brasil, Bolsa, Balcao	10,251,000	109,500
Zurich Insurance Group AG1	235,254	96,487
EQT AB1,2	8,243,555	95,995
Société Générale1	2,709,923	94,687
Toronto-Dominion Bank (CAD denominated)	1,621,497	90,943
Barclays PLC1	37,251,272	88,958
Swedbank AB, Class A1	5,885,565	87,775
AIB Group PLC1	23,990,681	84,279
DBS Group Holdings Ltd.1	3,724,400	71,789
Prudential PLC1	3,631,753	69,880
London Stock Exchange Group PLC1	652,096	67,356
Kotak Mahindra Bank Ltd.1	2,755,000	64,977
Tokio Marine Holdings, Inc.1	1,157,700	64,641
Deutsche Boerse AG1	407,349	64,063
Macquarie Group Ltd.1	659,009	63,919
Bank Central Asia Tbk PT1	24,450,800	58,740
Bank of Nova Scotia	1,021,668	57,710
FinecoBank SpA1	4,368,749	52,439
UniCredit SpA1	3,355,643	49,061
Banco Santander, SA1	11,587,930	48,929
M&G PLC1,2	15,450,739	48,614
Credicorp Ltd.	219,364	46,753
Aviva PLC1	8,379,815	46,747
Banco Bilbao Vizcaya Argentaria, SA1	8,135,516	45,847
Moscow Exchange MICEX-RTS PJSC1	26,198,788	45,480
BB Seguridade Participações SA	4,565,000	42,782
Intercontinental Exchange, Inc.	409,746	37,922
ORIX Corp.1	2,198,600	36,597
Fairfax Financial Holdings Ltd., subordinate voting shares (CAD denominated)	75,553	35,476
Brookfield Asset Management Inc., Class A (CAD denominated)	565,650	32,683
Mitsubishi UFJ Financial Group, Inc.1	5,488,300	29,662
Discovery Ltd.1	2,260,791	19,496
Svenska Handelsbanken AB, Class A1	1,677,244	18,059
TMX Group Ltd.	201,775	17,473
Resona Holdings, Inc.1	3,770,800	16,442
Partners Group Holding AG1	16,989	15,570
Hiscox Ltd.1	508,985	9,626
Hong Kong Exchanges and Clearing Ltd.1	290,600	9,419

International Growth and Income Fund — Page 1 of 7

unaudited

Common stocks (continued) Financials (continued)	Shares	Value (000)
ICICI Bank Ltd. (ADR)	424,138	$6,400
Piraeus Bank SA1,2	12,070	41
		3,090,481
Information technology 10.41%
Taiwan Semiconductor Manufacturing Co., Ltd.1	55,210,506	611,427
ASML Holding NV1	966,781	287,917
Broadcom Inc.	564,950	178,536
Tokyo Electron Ltd.1	699,500	153,717
Vanguard International Semiconductor Corp.1	44,882,250	118,782
TDK Corp.1	658,500	74,011
PagSeguro Digital Ltd., Class A2	2,054,702	70,189
SAP SE1	394,756	53,201
Keyence Corp.1	144,000	50,969
Temenos AG1	306,810	48,507
Largan Precision Co., Ltd.1	169,000	28,238
Nokia Corp.1	7,509,342	27,859
Logitech International SA1	513,682	24,357
Murata Manufacturing Co., Ltd.1	345,800	21,379
AAC Technologies Holdings Inc.1	1,595,500	13,937
		1,763,026
Industrials 10.30%
Airbus SE, non-registered shares1	2,359,465	346,175
Meggitt PLC1	15,256,898	132,948
BAE Systems PLC1	17,145,391	128,463
International Consolidated Airlines Group, SA (CDI)1	14,194,217	117,872
Rheinmetall AG1	925,189	106,393
SMC Corp.1	231,400	105,775
Safran SA1	652,624	101,166
Edenred SA1	1,714,909	88,738
CCR SA, ordinary nominative	18,175,700	85,757
VINCI SA1	728,703	80,956
Alliance Global Group, Inc.1,2	350,520,000	80,627
Ryanair Holdings PLC (ADR)2	833,813	73,050
MTU Aero Engines AG1	213,168	60,872
ASSA ABLOY AB, Class B1	1,961,786	45,843
Kone OYJ, Class B1	580,641	37,960
Bunzl PLC1	958,907	26,236
DSV Panalpina A/S1	203,874	23,600
JGC Holdings Corp.1	1,365,900	21,980
Geberit AG1	34,479	19,356
Capita PLC1	7,029,150	15,306
Recruit Holdings Co., Ltd.1	392,900	14,785
DKSH Holding AG1	269,983	14,689
Epiroc AB, Class B1	613,320	7,279
Epiroc AB, Class A1	583,481	7,131
		1,742,957
Consumer staples 10.21%
British American Tobacco PLC1	10,206,684	434,858
Nestlé SA1	2,154,417	233,402
Philip Morris International Inc.	2,251,607	191,589
Associated British Foods PLC1	4,723,677	163,642
Anheuser-Busch InBev SA/NV1	1,263,743	103,629

International Growth and Income Fund — Page 2 of 7

unaudited

Common stocks (continued) Consumer staples (continued)	Shares	Value (000)
Carlsberg A/S, Class B1	671,105	$100,113
Japan Tobacco Inc.1	4,074,300	90,829
Kweichow Moutai Co., Ltd., Class A1	467,763	79,528
Unilever PLC1	1,123,305	64,308
Coca-Cola European Partners PLC	944,416	48,052
Reckitt Benckiser Group PLC1	537,567	43,654
Bakkafrost P/F1	441,027	32,654
Ambev SA	6,315,000	29,309
Imperial Brands PLC1	1,064,341	26,373
Mowi ASA1	917,432	23,861
Unilever NV (EUR denominated)1	400,080	23,019
Pernod Ricard SA1	118,784	21,263
Danone SA1	224,313	18,619
		1,728,702
Consumer discretionary 9.36%
Wynn Macau, Ltd.1	118,345,200	292,743
Alibaba Group Holding Ltd.1,2	3,234,000	85,993
Gree Electric Appliances, Inc. of Zhuhai, Class A1	8,681,245	81,573
InterContinental Hotels Group PLC1	1,077,963	74,254
Cie. Financière Richemont SA, Class A1	813,996	63,897
MGM China Holdings, Ltd.1	38,113,400	62,465
Naspers Ltd., Class N1	363,275	59,378
Tata Motors Ltd.1	22,522,000	58,471
Evolution Gaming Group AB1	1,921,311	57,818
Restaurant Brands International Inc. (CAD denominated)	448,722	28,605
Restaurant Brands International Inc.	417,742	26,640
Sony Corp.1	789,500	53,739
Sands China Ltd.1	9,325,600	50,009
Paltac Corp.1	983,400	46,990
Nokian Renkaat Oyj1	1,534,051	44,217
Accor SA1	939,419	44,100
Valeo SA, non-registered shares1	1,194,261	42,286
HUGO BOSS AG1	817,494	39,666
OPAP SA1	3,040,167	39,551
LVMH Moët Hennessy-Louis Vuitton SE1	83,448	38,864
Peugeot SA1	1,504,069	36,021
Sodexo SA1	281,826	33,426
adidas AG1	99,938	32,480
Carnival Corp., units	632,609	32,155
Prosus NV1,2	363,275	27,183
Bayerische Motoren Werke AG1	309,808	25,504
Trip.com Group Ltd. (ADR)2	723,852	24,278
Freni Brembo SpA1	1,760,000	21,856
Daimler AG1	390,159	21,632
Industria de Diseño Textil, SA1	380,234	13,469
EssilorLuxottica1	82,818	12,651
Hyundai Motor Co.1	64,668	6,724
Midea Group Co., Ltd., Class A1	659,400	5,501
		1,584,139
Energy 8.34%
Royal Dutch Shell PLC, Class B1	8,280,077	246,726
Royal Dutch Shell PLC, Class B (ADR)	227,859	13,665
Royal Dutch Shell PLC, Class A (GBP denominated)1	111,421	3,312

International Growth and Income Fund — Page 3 of 7

unaudited

Common stocks (continued) Energy (continued)	Shares	Value (000)
TOTAL SA1	2,837,583	$156,811
Gazprom PJSC (ADR)1	17,913,915	147,521
Enbridge Inc. (CAD denominated)	3,615,217	143,740
LUKOIL Oil Co. PJSC (ADR)1	1,304,193	129,562
Schlumberger Ltd.	3,105,179	124,828
INPEX Corp.1	11,193,300	116,762
Galp Energia, SGPS, SA, Class B1	5,465,460	91,412
Inter Pipeline Ltd.	5,098,845	88,505
Reliance Industries Ltd.1	1,620,000	34,411
Rosneft Oil Co. PJSC (GDR)1	3,815,839	27,539
Canadian Natural Resources, Ltd. (CAD denominated)	834,483	26,990
Keyera Corp.	894,447	23,433
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	923,229	14,716
China Petroleum & Chemical Corp., Class H1	22,506,000	13,566
CNOOC Ltd.1	5,351,000	8,918
		1,412,417
Health care 8.06%
AstraZeneca PLC1	4,192,406	419,444
Koninklijke Philips NV (EUR denominated)1	2,624,286	128,299
Sanofi1	1,223,443	122,879
Novartis AG1	1,218,346	115,429
Novo Nordisk A/S, Class B1	1,673,486	97,062
Hypera SA, ordinary nominative	10,205,877	90,548
Bayer AG1	964,357	78,827
GlaxoSmithKline PLC1	3,133,961	73,729
HOYA Corp.1	689,600	65,843
Fisher & Paykel Healthcare Corp. Ltd.1	3,713,702	55,728
Shionogi & Co., Ltd.1	470,200	29,050
Coloplast A/S, Class B1	195,879	24,352
Takeda Pharmaceutical Co. Ltd.1	579,600	22,963
ORPEA Group, non-registered shares1	137,915	17,705
Hutchison China MediTech Ltd. (ADR)2	597,855	14,988
Galapagos NV1,2	20,571	4,282
Alcon Inc.1,2	42,674	2,418
		1,363,546
Materials 5.64%
Air Liquide SA1	784,043	111,433
Air Liquide SA, bonus shares1	60,830	8,646
Koninklijke DSM NV1	844,477	110,235
Vale SA, ordinary nominative	7,344,600	97,315
Asahi Kasei Corp.1	8,053,800	90,368
Rio Tinto PLC1	1,513,064	89,902
Nutrien Ltd. (CAD denominated)	1,490,898	71,379
LyondellBasell Industries NV	714,558	67,511
Barrick Gold Corp. (GBP denominated)	2,480,917	46,082
Barrick Gold Corp.	1,076,334	20,009
Akzo Nobel NV1	442,392	45,105
Fortescue Metals Group Ltd.1	5,931,330	44,705
LafargeHolcim Ltd.1	784,862	43,522
Glencore PLC1	13,468,522	42,115
RHI Magnesita NV1	540,665	27,670

International Growth and Income Fund — Page 4 of 7

unaudited

Common stocks (continued) Materials (continued)	Shares	Value (000)
Alrosa PJSC1	19,654,977	$26,701
Shin-Etsu Chemical Co., Ltd.1	116,700	12,794
		955,492
Utilities 5.21%
Enel SpA1	44,401,525	353,232
Ørsted AS1	1,233,237	127,770
Brookfield Infrastructure Partners LP	2,554,419	127,588
SSE PLC1	4,950,625	94,854
Guangdong Investment Ltd.1	31,308,000	65,586
NTPC Ltd.1	29,545,000	49,296
China Gas Holdings Ltd.1	9,466,200	35,484
Iberdrola, SA, non-registered shares1	1,933,816	19,917
ENN Energy Holdings Ltd.1	737,200	8,060
		881,787
Communication services 4.84%
Vodafone Group PLC1	79,627,627	154,587
Koninklijke KPN NV1	52,167,042	154,136
Nintendo Co., Ltd.1	284,100	114,676
BT Group PLC1	35,847,618	91,871
Tencent Holdings Ltd.1	1,514,700	73,067
Shaw Communications Inc., Class B, nonvoting shares	2,406,783	48,838
Perusahaan Perseroan (Persero) Telekomunikasi Indonesia Tbk PT, Class B1	123,485,000	35,179
SK Telecom Co., Ltd.1	155,200	31,925
América Móvil, SAB de CV, Series L (ADR)	1,787,294	28,597
HKBN Ltd.1	13,981,500	23,439
KT Corp. (ADR)	1,719,436	19,945
Bharti Infratel Ltd.1	5,072,319	17,975
Nippon Telegraph and Telephone Corp.1	499,000	12,640
China Tower Corp. Ltd., Class H1	52,746,000	11,667
		818,542
Real estate 3.18%
Longfor Group Holdings Ltd.1	30,442,000	142,972
CK Asset Holdings Ltd.1	17,128,244	124,134
Unibail-Rodamco-Westfield, non-registered shares REIT1	470,006	74,258
Link Real Estate Investment Trust REIT1	6,156,326	65,358
Brookfield Property Partners LP	2,839,843	51,912
China Overseas Land & Investment Ltd.1	12,502,000	48,827
Vonovia SE1	559,654	30,130
		537,591
Total common stocks (cost: $12,526,810,000)		15,878,680
Preferred securities 3.10% Information technology 1.45%
Samsung Electronics Co., Ltd., nonvoting preferred shares1	6,312,295	246,270

International Growth and Income Fund — Page 5 of 7

unaudited

Preferred securities (continued) Consumer discretionary 0.83%	Shares	Value (000)
Hyundai Motor Co., Series 2, preferred shares1	1,162,018	$79,770
Lojas Americanas SA, preferred nominative	5,980,000	38,517
Volkswagen AG, nonvoting preferred shares1	109,432	21,633
		139,920
Materials 0.37%
Gerdau SA, preferred nominative	12,811,900	63,698
Financials 0.34%
Banco Bradesco SA, preferred nominative	3,684,000	33,125
Itaú Unibanco Holding SA, preferred nominative (ADR)	2,648,361	24,232
		57,357
Energy 0.11%
Petróleo Brasileiro SA (Petrobras), preferred nominative	2,447,300	18,360
Total preferred securities (cost: $469,459,000)		525,605
Short-term securities 2.86% Money market investments 2.86%
Capital Group Central Cash Fund 1.73%3	4,834,009	483,401
Total short-term securities (cost: $483,179,000)		483,401
Total investment securities 99.77% (cost: $13,479,448,000)		16,887,686
Other assets less liabilities 0.23%		39,616
Net assets 100.00%		$16,927,302

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $13,797,061,000, which represented 81.51% of the net assets of the fund. This amount includes $13,676,982,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Security did not produce income during the last 12 months.
3	Rate represents the seven-day yield at 12/31/2019.

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
CDI = CREST Depository Interest
EUR = Euros
GBP = British pounds
GDR = Global Depositary Receipts

International Growth and Income Fund — Page 6 of 7

unaudited

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Distributors, Inc., member FINRA.

© 2020 Capital Group. All rights reserved.

MFGEFPX-034-0220O-S73192	International Growth and Income Fund — Page 7 of 7

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNATIONAL GROWTH AND INCOME FUND

By __/s/ Donald H. Rolfe____________________
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By __/s/ Donald H. Rolfe_________________
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: February 28, 2020

By ___/s/ Hong T. Le __________
Hong T. Le, Treasurer and Principal Financial Officer

Date: February 28, 2020